UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2014

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Energy XXI (Bermuda) Limited

(Exact name of registrant as specified in its charter)

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Bermuda	001-33628	98-0499286
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street, P.O. Box HM 1179, Hamilton HM EX, Bermuda
Registrant’s telephone number, including area code: (441) 295-2244

Not Applicable Former name or former address, if changed since last report

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On April 30, 2014 Energy XXI (Bermuda) Limited (the "Company"), issued a press release regarding its fiscal third-quarter operating results for the period ending March 31, 2014, and provided an operational update.  A copy of the press release is attached hereto as Exhibit 99.1, is incorporated by reference, and is hereby furnished.

Item 8.01.	Other Events

The information included in Item 2.02 of this Form 8-K and the press release, a copy of which is attached hereto as Exhibit 99.1, are incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release of Energy (XXI) Bermuda Limited, dated April 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI (Bermuda) Limited

	By:	/s/ David West Griffin
David West Griffin
April 30, 2014		Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release of Energy XXI (Bermuda) Limited, dated April 30, 2014